                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [x]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [x] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [ ] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                            CALAMOS INVESTMENT TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [x] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

PRELIMINARY


                          CALAMOS (R) INVESTMENT TRUST
                           1111 EAST WARRENVILLE ROAD
                         NAPERVILLE, ILLINOIS 60563-1493
                               1-800-
                                     ------------



                                                                  June    , 2000
                                                                       ---

Dear Shareholder:

         You are cordially invited to attend a special meeting of shareholders of Calamos Investment Trust, which will be held on July 25 at 2:00 p.m. Central time, in the Conference Room on the first floor of the office of the Trust, 1111 East Warrenville Road, Naperville, Illinois.

         At the meeting, you will be asked to elect five trustees, vote on a new Management Agreement between Calamos Investment Trust and Calamos Asset Management, Inc. and ratify the board's selection of Ernst & Young LLP as the Trust's independent auditors.

         The proposed Management Agreement would change the structure of the fees paid to Calamos Asset Management by Convertible Fund, Growth and Income Fund, Market Neutral Fund and Growth Fund. The management fees paid by Global Growth and Income Fund and High Yield Fund will not change. The Trust's board of trustees considered this very important proposal in great detail. We have summarized in the proxy statement the information we considered. After a thorough deliberation, the trustees unanimously have concluded that the proposed fee changes are in the best interests of the Calamos funds and our shareholders.

         Enclosed with this letter are answers to questions you may have about the proposal to change the Management Agreement, the formal notice of the meeting, and the proxy statement, which gives detailed information about the proposal and why the board recommends that you vote to approve it. If you have any questions about the enclosed proxy or need any assistance in voting your
shares, please call PFPC at 1-800-          .
                                   ---------

         Your vote is important. Please complete, sign and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you can't attend the meeting in person.

                                   Sincerely,


                                   John P. Calamos
                                   Trustee and President

                           CALAMOS(R) INVESTMENT TRUST

                       ANSWERS TO SOME IMPORTANT QUESTIONS

-        WHAT CHANGES ARE YOU PROPOSING TO MAKE TO THE MANAGEMENT FEES PAID BY
EACH FUND?

         Calamos Investment Trust is proposing to enter into a new Management Agreement with Calamos Asset Management, Inc. ("CAM") that will change the asset levels (called "breakpoints") at which the management fee for Convertible Fund, Growth and Income Fund, Market Neutral Fund and Growth Fund declines as a percentage of net assets. If shareholders approve the new Management Agreement, this change would increase the management fees paid by Convertible Fund as of the date of the approval and may increase the management fees paid by Growth and Income Fund, Market Neutral Fund or Growth Fund if those Funds grow to more than $150 million in net assets.

         Currently, each Fund, except Convertible Fund, pays a management fee at the maximum rate applicable to that Fund under the current Management Agreement because its net assets have not reached the $150 million breakpoint. There will be no change in the aggregate fees paid by any of those Funds unless its net assets increase to more than $150 million. The management fee and total expense ratio for Convertible Fund for the twelve months ended March 31, 2000 are shown below on an actual and pro forma basis, as if the proposed new fee structure had been in place throughout that period (see "Changes in Fees -- The Effect of the Changes" in the proxy statement for more information about this):


                                                     CURRENT            PROPOSED
                                                     -------            --------
CONVERTIBLE FUND
    Management Fee                                    0.74                0.75
    Total Expense Ratio - Class A                     1.40                1.41
    Total Expense Ratio - Class C                     1.90                1.91
    Total Expense Ratio - Class I                     0.90                0.91


-        WHAT IS THE REASON FOR CHANGING THE FEE STRUCTURE?

         At Calamos, we employ rigorous, state-of-the-art investment processes based on vast quantities of data and sophisticated analysis. We strive to set the pace for technical excellence and sensitivity to risk/reward tradeoffs in our industry.

         Based on our commitment to excellence, we continually reassess ways to build upon these strengths. The proposed change in the management fee structure will enable us to retain talented investment professionals and attract additional personnel in a highly competitive financial job market, keep up with the ever-increasing pace of new technology to support our leadership role in quantitative analysis, and provide top-quality administrative and shareholder services to help assure that security trades and customer accounts are maintained with utmost accuracy and speed. After researching the mutual fund marketplace, we feel our services will continue to be competitively priced and that the significant benefits to shareholders outweigh the expense.

-        HOW WOULD THE PROPOSED FEES AFFECT THE PERFORMANCE OF CONVERTIBLE FUND?

         The charts below shows the growth of $10,000, had you invested in Class A Shares of Convertible Fund at its inception, as compared to what the growth of $10,000 would had been if the proposed fees for the Fund had been in place during the life of the Fund.


Growth of a $10,000 Investment Over Time Based on a hypothetical investment made in the CALAMOS Convertible Fund Class A Shares from 6/21/85 through 3/31/00. Returns are adjusted for load. Past performance is not an indication of future results.


CALAMOS CONVERTIBLE FUND
   Convertible Fund Adjusted For Proposed Management Fee Change              Convertible Fund Current Management
   ------------------------------------------------------------        ------------------------------------------------
       6/21/85                  Beginning                 9525          6/21/85                  Beginning         9525
       Sep-85                      -1.80%                9,354          Sep-85                      -1.80%        9,354
       Dec-85          1985         9.24%               10,218          Dec-85            1985       9.24%       10,218
       Mar-86                      13.69%               11,617          Mar-86                      13.69%       11,617
       Jun-86                       3.55%               12,029          Jun-86                       3.55%       12,029
       Sep-86                      -3.92%               11,557          Sep-86                      -3.92%       11,557
       Dec-86          1986         2.67%               11,866          Dec-86            1986       2.67%       11,866
       Mar-87                      10.07%               13,061          Mar-87                      10.07%       13,061
       Jun-87                      -0.12%               13,045          Jun-87                      -0.12%       13,045
       Sep-87                       2.88%               13,421          Sep-87                       2.88%       13,421
       Dec-87          1987       -15.54%               11,335          Dec-87            1987     -15.54%       11,335
       Mar-88                       6.28%               12,047          Mar-88                       6.28%       12,047
       Jun-88                       4.19%               12,552          Jun-88                       4.19%       12,552
       Sep-88                      -3.70%               12,088          Sep-88                      -3.70%       12,088
       Dec-88          1988        -0.38%               12,042          Dec-88            1988      -0.38%       12,042
       Mar-89                       4.28%               12,557          Mar-89                       4.28%       12,557
       Jun-89                       4.90%               13,172          Jun-89                       4.90%       13,172
       Sep-89                       7.65%               14,180          Sep-89                       7.65%       14,180
       Dec-89          1989        -1.67%               13,943          Dec-89            1989      -1.67%       13,943
       Mar-90                      -2.46%               13,600          Mar-90                      -2.46%       13,600
       Jun-90                       3.52%               14,079          Jun-90                       3.52%       14,079
       Sep-90                     -10.10%               12,657          Sep-90                     -10.10%       12,657
       Dec-90          1990         6.24%               13,447          Dec-90            1990       6.24%       13,447
       Mar-91                      15.67%               15,554          Mar-91                      15.67%       15,554
       Jun-91                      -0.12%               15,535          Jun-91                      -0.12%       15,535
       Sep-91                       6.99%               16,621          Sep-91                       6.99%       16,621
       Dec-91          1991        10.63%               18,388          Dec-91            1991      10.63%       18,388
       Mar-92                       0.38%               18,458          Mar-92                       0.38%       18,458
       Jun-92                      -2.09%               18,072          Jun-92                      -2.09%       18,072
       Sep-92                       3.84%               18,766          Sep-92                       3.84%       18,766
       Dec-92          1992         5.45%               19,789          Dec-92            1992       5.45%       19,789
       Mar-93                       5.46%               20,869          Mar-93                       5.46%       20,869
       Jun-93                       3.26%               21,550          Jun-93                       3.26%       21,550
       Sep-93                       5.24%               22,679          Sep-93                       5.24%       22,679
       Dec-93          1993         2.58%               23,264          Dec-93            1993       2.58%       23,264
       Mar-94                      -3.59%               22,429          Mar-94                      -3.59%       22,429
       Jun-94                      -4.19%               21,489          Jun-94                      -4.19%       21,489
       Sep-94                       3.98%               22,344          Sep-94                       3.98%       22,344
       Dec-94          1994        -3.21%               21,627          Dec-94            1994      -3.21%       21,627
       Mar-95                       5.68%               22,855          Mar-95                       5.68%       22,855
       Jun-95                       9.99%               25,139          Jun-95                       9.99%       25,139
       Sep-95                       6.57%               26,789          Sep-95                       6.57%       26,789
       Dec-95          1995         4.35%               27,955          Dec-95            1995       4.35%       27,955
       Mar-96                       5.27%               29,428          Mar-96                       5.27%       29,428
       Jun-96                       2.25%               30,090          Jun-96                       2.25%       30,090
       Sep-96                       0.57%               30,262          Sep-96                       0.57%       30,262
       Dec-96          1996         7.80%               32,622          Dec-96            1996       7.80%       32,622
       Mar-97                       2.08%               33,301          Mar-97                       2.08%       33,301
       Jun-97                      10.70%               36,863          Jun-97                      10.70%       36,863
       Sep-97                       6.45%               39,240          Sep-97                       6.45%       39,240
       Dec-97          1997         0.64%               39,490          Dec-97            1997       0.64%       39,490
       Mar-98                      10.84%               43,769          Mar-98                      10.84%       43,769
       Jun-98                       1.21%               44,300          Jun-98                       1.21%       44,300
       Sep-98                     -10.54%               39,633          Sep-98                     -10.54%       39,633
       Dec-98          1998        11.24%               44,086          Dec-98            1998      11.24%       44,086
       Mar-99                      -2.43%               43,015          Mar-99                      -2.43%       43,015
       Jun-99                       5.78%               45,501          Jun-99                       5.78%       45,501
       Sep-99                      -0.72%               45,174          Sep-99                      -0.72%       45,174
       Dec-99          1999        25.59%               56,733          Dec-99            1999      25.59%       56,733
       Mar-00                       4.67%               59,383          Mar-00                       4.71%       59,406

         Another way to look at this is to compare average annual total returns. The chart below shows Convertible Fund's actual average annual total return for various periods ended March 31, 2000 compared to what those returns would have been if the proposed fees had been in effect throughout those periods:

                                   1 YEAR               5 YEARS               10 YEARS           SINCE INCEPTION*
                                   ------               -------               --------           ----------------
                                       Load-                  Load-                  Load-                Load-
                                     adjusted                adjusted               adjusted             adjusted
CONVERTIBLE FUND
  Class A
      Actual                            31.58                  20.97                 15.85              13.14
      Proposed                          31.52                  20.96                 15.85              13.14
  Class C
      Actual                               NA         NA         NA        NA         NA                 NA
      Proposed                             NA         NA         NA        NA         NA                 NA
  Class I
      Actual                               NA         NA         NA        NA         NA                 NA
      Proposed                             NA         NA         NA        NA         NA                 NA

---------------------------------
The chart above provides performance return numbers for Convertible Fund and shows both non-load-adjusted and load-adjusted returns, taking into consideration the maximum 4.75% sales charge on A shares. Total return and average annual total return performance measure net investment income and capital gain or loss from portfolio investments and reflect changes in share price, reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.
 * Inception dates for each class are as follows: Class A - 6/21/85, Class C - 7/5/96, and Class I - 6/25/97.

         See "Factors Considered by the Board of Trustees -- Impact of the Proposed Fees on Performance" in the proxy statement for more information about each Fund's performance.

-        HOW DOES THIS PROPOSAL AFFECT GLOBAL GROWTH AND INCOME FUND AND HIGH
         YIELD FUND?

         There will be no change in the rates of fee paid by Global Growth and Income Fund and High Yield Fund.

-        HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

         After careful consideration, the trustees of your funds, including all of the independent members, recommend that you vote "FOR" all the terms on the enclosed proxy card.

-        HOW DO I VOTE?

         You can vote:

         - BY MAIL - You may vote by mail, by signing and dating your proxy card, and mailing it back to us in the enclosed envelope.

         -    BY TELEPHONE - You may vote by telephone by calling
              1-800-         Details about voting by telephone are in the proxy
              statement, under the heading "How to Vote."

         - BY INTERNET - You may vote by Internet by going to [www.calamos.com] and clicking on "Vote Proxy". Follow the instructions on the proxy card.

         You also may vote in person if you are able to attend the meeting. However, even if you plan to attend, we urge you to cast your vote by mail or telephone. That will ensure that your vote is counted, even if your plans change.

         THIS INFORMATION SUMMARIZES INFORMATION THAT IS INCLUDED IN MORE DETAIL IN THE PROXY STATEMENT. WE URGE YOU TO READ THE PROXY STATEMENT CAREFULLY.


               If you have questions, call 1-800-                .
                                                 ----------------

                           CALAMOS (R) INVESTMENT TRUST
                           1111 EAST WARRENVILLE ROAD
                         NAPERVILLE, ILLINOIS 60563-1493
                                1-800-
                                      ------------


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 25, 2000

         A special meeting of shareholders of Calamos Investment Trust will be held in the Conference Room on the first floor of the office of the Trust, 1111 East Warrenville Road, Naperville, Illinois, at 2:00 p.m., Central time, on July 25, 2000. At the meeting, shareholders will be asked to vote on the following proposals:

         1.       To elect five trustees;

         2. To approve a proposed new Management Agreement between Calamos Investment Trust and Calamos Asset Management, Inc. relating to each of the Funds of the Trust; and

         3. To ratify the selection of Ernst & Young LLP as the Funds' independent public accountants for the fiscal year ending March 31, 2001.

and to transact any other business that properly comes before the meeting.

         Shareholders of record as of the close of business on June 15, 2000 are entitled to vote at the meeting (or any adjournments of the meeting). This proxy statement and proxy card are being mailed to shareholders on or about June 20, 2000.

                                   By Order of the Board of Trustees,


                                   James S. Hamman, Jr.
                                   Secretary

June    , 2000
    ----
Naperville, Illinois




      PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD(S) WHETHER OR NOT
  YOU EXPECT TO BE PRESENT AT THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU
                               ATTEND THE MEETING.

                          CALAMOS (R) INVESTMENT TRUST
                           1111 EAST WARRENVILLE ROAD
                         NAPERVILLE, ILLINOIS 60563-1493
                                1-800-
                                      -----------

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 25, 2000

         This proxy statement is being sent to you by the board of trustees of Calamos Investment Trust. The board is asking you to complete and return the enclosed proxy card[s], permitting your shares of Convertible Fund, Growth and Income Fund, Market Neutral Fund, Growth Fund, Global Growth and Income Fund and/or High Yield Fund to be voted at the meeting of shareholders called to be held on July 25, 2000. Shareholders of record at the close of business on June 15, 2000 (called the "record date") are entitled to vote at the meeting. You are entitled to one vote for each share you hold, with a fraction of a vote for each fraction of a share.

         You also should have received the Calamos Family of Funds' annual report to shareholders for the fiscal year ended March 31, 2000. IF YOU WOULD LIKE ANOTHER COPY OF THE ANNUAL REPORT OR THE SEMIANNUAL REPORT FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999, PLEASE WRITE TO OR CALL THE TRUST AT THE ADDRESS AND TELEPHONE NUMBER SHOWN AT THE TOP OF THIS PAGE. THE REPORTS WILL BE SENT TO YOU WITHOUT CHARGE.

         For convenience, Calamos Investment Trust is referred to in this proxy statement as "the Trust." Convertible Fund, Growth and Income Fund, Market Neutral Fund, Growth Fund, Global Growth and Income Fund and High Yield Fund are referred to individually as a "Fund" and together as the "Funds." Calamos Asset Management, Inc., the Funds' investment adviser, is referred to as "CAM."

                              SUMMARY OF PROPOSALS

         You are being asked to vote on three proposals - election of trustees, the proposed Management Agreement and the ratification of the board's selection of Ernst & Young LLP as the Trust's independent auditors. The shareholders of each Fund will vote separately on the proposed Management Agreement and will vote together on the election of trustees and the ratification of the selection of auditors.

                                   PROPOSAL 1
                              ELECTION OF TRUSTEES

         The persons named on the accompanying proxy card(s) intend to vote at the meeting (unless otherwise directed) FOR the election of the five nominees named below as trustees of the Trust. All of the nominees currently serve as trustees. Each nomination was unanimously approved by the board of trustees.

         Each trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Each nominee has consented to being named herein and indicated his willingness to serve if elected. If any such nominee is unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the board of trustees.

         The following table sets forth each nominee's position(s) with the Trust, age, principal occupation or employment during the past five years, directorships and trusteeships and the date on which he or she first became a trustee of the Trust.

Name, Position(s) with Trust
and Age at March 31, 2000                     Principal Occupation(s) During Past Five Years
----------------------------                  ----------------------------------------------
John P. Calamos* (1)                          President, CAM; President, Calamos Financial Services, Inc. ("CFS"), a
   Trustee (since 1988)                       broker-dealer and the Funds' distributor.
                 ----
   and President, 59

Nick P. Calamos* (1)                          Managing Director and Senior Vice President, CAM and CFS.
   Trustee (since 1992) and Vice
                 ----
   President, 38

Richard J. Dowen (2)                          Professor of Finance, Northern Illinois University.
   Trustee (since 1988), 55
                 ----

Robert Frost (2)                              Managing Director, Ogilvy Adams & Rinehart (public relations
   Trustee (since 1988), 60                   consulting) and President, ECOM Consultants, Inc. (management consulting).
                 ----

William A. Kaun (2)                           Principal, W.A. Kaun Co. (investment adviser and publisher).
   Trustee (since 1988), 72
                 ----

----------------------
* Messrs. John Calamos and Nick Calamos are trustees who are "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "1940 Act")

(1) Messrs. John Calamos and Nick Calamos are members of the executive committee of the board of trustees, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board.

(2) Messrs. Dowen, Frost and Kaun are members of the audit committee of the board of trustees, which makes recommendations regarding the selection of the Trust's independent auditors and meets with representatives of the independent auditors to determine the scope and review the results of each audit.

         The address of Mr. Dowen is Department of Finance, Northern Illinois University, DeKalb, Illinois 60115; that of Mr. Frost is 53 Ward Drive, New Rochelle, New York 10804; and that of Mr. Kaun is 1750 Grandstand Place, Elgin, Illinois 60123. The address of the officers of the Trust is 1111 East Warrenville Road, Naperville, Illinois 60563-1493. Nick Calamos is a nephew of John Calamos.

     COMMITTEES OF THE BOARD OF TRUSTEES. The board of trustees currently has two standing committees:

- Executive Committee. Messrs. John Calamos and Nick Calamos are members of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions.

- Audit Committee. Messrs. Dowen, Frost and Kaun serve on the audit committee of the board of trustees. The audit committee recommends independent auditors to the trustees, monitors the auditors' performance, reviews the results of each Fund's audit and responds to other matters deemed appropriate by the board of trustees.

     During the fiscal year ended March 31, 2000, the board of trustees held 4 meeting, the executive committee held no meetings, and the audit committee held 1 meetings. Each trustee attended at least 75% of the meetings of the board of trustees and applicable committees held during the fiscal year ended March 31, 2000.

     TRUSTEE COMPENSATION. Messrs. John Calamos and Nick Calamos, the trustees who are "interested persons" of the Trust, do not receive compensation from the Trust. The non-interested trustees do not receive any pension or retirement benefits from the Funds. The following table sets forth the total compensation (including any amounts deferred, as described below) paid by the Trust during the fiscal year ended March 31, 2000 to each of the trustees of the Trust:



                                                AGGREGATE COMPENSATION FROM:
--------------------------------------------------------------------------------------------------------------------------

                                     GROWTH AND    MARKET                  GLOBAL GROWTH
                       CONVERTIBLE  INCOME FUND    NEUTRAL   GROWTH FUND  AND INCOME FUND  HIGH YIELD FUND  FUND COMPLEX
NAME                      FUND                      FUND

--------------------------------------------------------------------------------------------------------------------------
John P. Calamos               $0           $0          $0           $0               $0              $0             $0
Nick P. Calamos                0            0           0            0                0               0              0
Richard J. Dowen           1,358        1,358       1,358        1,358            1,358           1,358         12,000
Robert Frost               1,358        1,358       1,358        1,358            1,358           1,358         12,000
William A. Kaun            1,358        1,358       1,358        1,358            1,358           1,358         12,000

----------------------

         The Trust has adopted a deferred compensation plan (the "Plan") for its non-interested trustees. Under the Plan, a trustee who is not an "interested person" of the Trust or CAM ("participating trustees") may defer receipt of all or a portion of his compensation from the Trust in order to defer payment of income taxes or for other reasons. The deferred compensation payable to the participating trustee is credited to the trustee's deferral account as of the business day such compensation would have been paid to the trustee. The deferred compensation accrues income from the date of credit in an amount equal to the amount that would have been earned had the participating trustee invested his or her compensation in shares of one or more of the Funds as designated by the trustee. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee's beneficiaries. Each Fund's obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund's obligations to make payments under the Plan.

         REQUIRED VOTE. In accordance with the Trust's Agreement and Declaration of Trust, the vote of a plurality of all of the shares of all Funds voted at the Meeting is required to elect the nominees. Each share is entitled to one vote.

BOARD RECOMMENDATION

         THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE FOR EACH NOMINEE.

                                   PROPOSAL 2
                          PROPOSED MANAGEMENT AGREEMENT

BACKGROUND AND SUMMARY

         Calamos Asset Management, Inc. (called "CAM" in this proxy statement), is the investment adviser to the Calamos Family of Funds. Under the current Management Agreement, the portfolio manager, a CAM employee, decides which securities or instruments to buy or sell for each Fund and CAM arranges for the placement and execution of orders for the purchase or sale of such securities and instruments. CAM is also responsible for each Fund's regulatory compliance and general administrative operations. CAM uses the management fees paid by each Fund to pay for the office space, equipment and management personnel that are needed to manage the assets of each Fund.

         CAM recently undertook a complete review of the level and structure of the management fees for each Fund within the Calamos Family of Funds. The goal of this review was to establish a fee structure for each Calamos Fund that would be competitive with similarly-situated funds and would enable CAM to retain talented investment professionals and attract additional personnel in a highly competitive financial job market, keep up with the ever-increasing pace of new technology to support our leadership role in quantitative analysis, and provide top-quality administrative and shareholder services to help assure that security trades and customer accounts are maintained with utmost accuracy and speed.

         Management believes that a competitive management fee structure is necessary to ensure that the Calamos Family of Funds can continue to provide the increased investment opportunities and service options that are now available to and wanted by shareholders. In addition, there has been increased competition for top quality investment management professionals, along with growing expenses necessary to attract and retain such professionals. By establishing competitive fee levels, management believes it can continue to attract talented investment professionals and support high-quality, long-term investment management and shareholder services, all of which will help maintain solid investment performance for the Trust's shareholders.

         CAM's research found that the management fee for Convertible Fund, Growth and Income Fund, Market Neutral Fund and Growth Fund decreased at a lower asset level, $150 million, than the majority of comparable funds. Moreover, CAM found that the fee rate of .50% for Convertible Fund, Growth and Income Fund and Market Neutral Fund, and .75% for Growth Fund (when each Fund has $150 million in net assets) was also lower than comparable funds. Because of the factors noted above and the Funds' consistently competitive performance, CAM concluded that the management fee would continue to be competitively priced and that the significant benefits to shareholders resulting from the increased fees would outweigh the expense.

         The Trust's board of trustees unanimously has approved the proposed Management Agreement for the Funds, which establishes a new fee structure for each of Convertible Fund, Growth and Income Fund, Market Neutral Fund and Growth Fund that the board believes is competitive. As described in more detail under the heading "Factors Considered by the Board of Trustees," this recommendation is the result of consideration by the board of a substantial amount of information, including information prepared by independent sources and by CAM.

         For each of Convertible Fund, Growth and Income Fund, Market Neutral Fund and Growth Fund, the proposed agreement maintains the current rate of fees on the first $150 million of net assets of each Fund but increases the breakpoints and rates of applicable fees. The fees paid by Global Growth and Income Fund and High Yield Fund to CAM as a percentage of their respective assets would not be increased or decreased.

         The board of trustees unanimously urges you to vote in favor of the proposed Management Agreement. The discussion below explains the proposed changes to each Fund's management fee schedules and the reasons for the board's decision. The terms of the proposed agreement are summarized and compared to the current agreement (and a complete copy of the proposed Management Agreement is attached as Exhibit A to the proxy statement). Finally, more information about CAM is provided.

CHANGES IN FEES

         CAM has served as investment adviser to each Fund since its respective inception. The current fee schedule of each Fund was established at the Fund's inception.

         The following tables summarizes the current and proposed annual rates of compensation payable to CAM by each Fund as a percentage of average daily net assets:




Convertible Fund, Growth and Income Fund and Market Neutral Fund:
-----------------------------------------------------------------

            Current                                                   Proposed
            -------                                                   --------
0.75% of the first $150 million                         0.75% of the first $500 million
0.50% of net assets above $150 million                  0.70% of net assets above $500 million to $1 billion
                                                        0.65% of net assets above $1 billion
Growth Fund:

            Current                                                     Proposed
            -------                                                     --------
1.00% of the first $150 million                          1.00% of the first $500 million
0.75% of net assets above $150 million                   0.90% of net assets above $500 million to $1 billion
                                                         0.80% of net assets above $1 billion


Global Growth and Income Fund:
------------------------------

                Current                                                    Proposed
                -------                                                    --------
                 1.00%                                                    No change.

High Yield Fund:
----------------
                Current                                                    Proposed
                -------                                                    --------
                 0.75%                                                    No change.


         THE EFFECT OF THE CHANGES. As noted above, the proposed Management Agreement would not change the management fees payable by Global Growth and Income Fund or High Yield Fund.

         Although the proposed Management Agreement would change the management fee structure for each other Fund (if approved by the shareholders of that Fund), the net assets of each of Growth and Income Fund, Market Neutral Fund and Growth Fund are currently below the asset level at which the new fee structure would affect the fees payable by the Fund.

         Only Convertible Fund has net assets that currently exceed the breakpoint in the Fund's management fee schedule. At March 31, 2000 the Fund's net assets were $197 million. Under the proposed Management Agreement the annual rate of management fee on the first $150 million of average net assets would remain unchanged at 0.75%. On net assets in excess of $150 million (instead of being 0.50% under the present Management Agreement) the fee would be 0.75% up to $500 million of net assets; 0.70% on the next $500 million and 0.65% thereafter.

         The table below shows the total advisory fees paid by each Fund during the fiscal year ended March 31, 2000, and the fees that would have been paid if the proposed Management Agreement had been in place throughout that period:


                                                  Actual               Pro Forma Fees -
                                               Advisory Fees          New Advisory Agmt.           Difference
                                               -------------          ------------------           ----------
Convertible Fund                                 $1,083,224                   $1,103,398                1.8%
Growth and Income Fund                              255,587                      255,587                0.0
Market Neutral Fund                                  36,808                       36,808                0.0
Growth Fund                                         246,083                      246,083                0.0
Global Growth and Income Fund                        95,492                       95,492                0.0
High Yield Fund                                       3,189                        3,189                0.0

There are no changes proposed to be made to the sales charges which are subtracted directly from the amount a shareholder invests in a Fund.

         The next table shows the actual operating expenses incurred by Convertible Fund during the fiscal year ended March 31, 2000, and the expenses that would have been incurred had the proposed fee arrangement been in place throughout that year, in each case expressed as a percentage of the Fund's average net assets of the class:

                                                                                               Total Fund Operating
                              Management Fee           12b-1 Fee           Other Expenses             Expense
                            Actual   Pro Forma    Actual    Pro Forma   Actual    Pro Forma     Actual     Pro Forma
                            ------   ---------    ------    ---------   ------    ---------     ------     ---------
CONVERTIBLE FUND
     Class A                 0.74%      0.75%      0.50%       0.50%     0.16%       0.16%       1.40%        1.41%
     Class C                 0.74%      0.75%      1.00%       1.00%     0.16%       0.16%       1.90%        1.91%
     Class I                 0.74%      0.75%      0           0         0.16%       0.16%       0.90%        0.91%


         EXAMPLE. The following example illustrates the expenses on a $10,000 investment in Convertible Fund under the present and proposed fee arrangements using fiscal year 2000 data, assuming (1) five percent annual return and (2) redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                 1 Year            3 Years           5 Years            10 Years
                                                 ------            -------           -------            --------
CONVERTIBLE FUND
  Class A
    Present Fee Arrangement                         611               897              1204                2075
    Proposed Fee Arrangement                        613               903              1214                2096
  Class C
    Present Fee Arrangement                         193               597              1026                2222
    Proposed Fee Arrangement                        195               603              1037                2243
  Class I
    Present Fee Arrangement                          92               287               498                1108
    Proposed Fee Arrangement                         94               293               509                1131

Similar information is not available for Growth and Income Fund, Market Neutral Fund and Growth Fund, since they have not yet reached the first breakpoint under the current fee arrangement.

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES

         The board of trustees of the Trust, including its trustees who are not affiliated with CAM, met in June 2000 to consider whether the proposal to change the management fees for Convertible Fund, Growth and Income Fund, Market Neutral Fund and Growth Fund was advisable. After consideration, the board unanimously approved the proposed Management Agreement.

         The trustees received substantial information to assist in their decision. The trustees utilized reports prepared by Lipper, Inc. and Morningstar, Inc., both well recognized, independent services that monitor mutual fund expenses and performance, and significant amounts of information furnished by CAM. The trustees reviewed materials provided by CAM to identify competitive peer groups for comparison and to develop proposed management fee pricing and breakpoint levels for each Fund.

         The board reviewed a variety of factors relating to the nature, quality and scope of the services provided by CAM, the performance of each Fund compared to relevant benchmarks, comparative fees and expense ratios, and the reasonableness of the proposed increase in the advisory fees for each Fund in view of the fees paid by similar mutual funds.

         INVESTMENT PERFORMANCE. In considering the proposed agreement and in approving the proposed fee increase for Convertible Fund, Growth and Income Fund, Market Neutral Fund and Growth Fund, the board also considered the short- and long-term performance of each of these Funds compared to the performance of other funds with comparable objectives and policies and compared to market indexes. The trustees analyzed reports on investment performance provided by CAM and Morningstar. The reports presented the investment performance of each Fund compared to relevant market indexes and a Morningstar-selected peer group of similar mutual funds. In addition, the trustees reviewed the Morningstar star ratings and rankings of each Fund and concluded that the Funds' long-term investment performance had been superior to many other similar funds.

         The following table shows the investment performance of Convertible Fund, Growth and Income Fund, Market Neutral Fund and Growth Fund for various periods ended March 31, 2000 compared to various indexes:


                                                            AVERAGE ANNUAL TOTAL RETURNS (%)
                                      --------------------------------------------------------------------------
                                           1 YEAR              5 YEARS            10 YEARS       SINCE INCEPTION*
                                           ------              -------            --------       ----------------
CONVERTIBLE FUND
    Class A                                  38.10               22.16               16.41             13.52
    Class C                                  37.38               NA                  NA                21.17
    Class I                                  38.76               NA                  NA                21.39
    Value Line Convertible Index+            26.56               14.72               13.73             11.52

GROWTH AND INCOME FUND
    Class A                                  59.81               28.69               19.77             18.36
    Class C                                  58.93               NA                  NA                29.49
    Class I                                  60.54               NA                  NA                30.79
    Value Line Convertible Index+            26.56               14.72               13.73             11.52

MARKET NEUTRAL FUND
    Class A                                  17.07               12.43               NA                10.19
    Salomon Brothers 30 Day                   4.70                4.85               NA                 4.46
         Treasury Bills Index#
    Lehman Brothers Govt / Corp. Bond         1.70                7.13               NA                 8.06
    Index#

GROWTH FUND
    Class A                                 123.36               45.30               NA                27.15
    Class C                                 122.17               NA                  NA                49.28
    Class I                                 123.87               NA                  NA                50.26
    S&P 500 Index++                          17.94               26.76               NA                20.20

----------------------------------------
* Inception dates for each class are as follows: Convertible Fund Class A - 6/21/85, Class C - 7/5/96, Class I - 6/25/97; Growth and Income Fund Class A - 9/22/88, Class C - 8/5/96, Class I - 8/18/97; Market Neutral Fund Class A - 9/4/90; and Growth Fund Class A - 9/4/90, Class C - 9/3/96, and Class I
     - 9/18/97.
+ The Value Line Convertible Index is an unmanaged index considered representative of the convertible securities market. The index includes 585 convertible bonds and preferred stocks. Selection is based on issue size and trading statistics. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. Index returns "since inception" are from the inception of the Class A shares.
# The Salomon Brothers 30-Day Treasury Bills Index is an unmanaged index generally considered representative of the performance of short-term money investments. U.S. Treasury bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate and long-term government and investment-grade corporate debt securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. Index returns "since inception" are from the inception of the Class A shares.
++ The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. Index returns "since inception" are from the inception of the Class A shares.

     IMPACT OF THE PROPOSED FEES ON PERFORMANCE. The trustees also reviewed information on the impact of the proposed fees on each Fund's performance. The following tables compare the actual average annual total return and cumulative total return for Class A shares of Convertible Fund (both calculated as described in the Calamos Family of Funds prospectus) to what those returns would have been if the new fee arrangements had been in place since inception of the Class A shares. As shown in the chart below, the new fee arrangement would have resulted in minor decreases in the Fund's average annual total return over certain periods:


                                                FOR THE PERIODS ENDED MARCH 31, 2000 (Adjusted for load)
                                                --------------------------------------------------------
                                             1 YEAR         5 YEARS         10 YEARS       SINCE INCEPTION*
                                             ------         -------         --------       ----------------
CONVERTIBLE FUND CLASS A
   Average annual total return               31.58          20.97            15.85           13.14
     Actual
     Pro forma - proposed fees               31.52          20.96            15.85           13.14
*    Inception dates: 6/21/85.



         The graph below is another way of looking at the same information. This graph compares the value at March 31, 2000 of $10,000 invested at Convertible Fund's inception based on (i) the actual fee arrangements since inception, and
(ii) the proposed new fee arrangement.

Growth of a $10,000 Investment Over Time Based on a hypothetical investment made in the CALAMOS Convertible Fund Class A Shares from 6/21/85 through 3/31/00. Returns are adjusted for load. Past performance is not an indication of future results.


CALAMOS CONVERTIBLE FUND
   CONVERTIBLE FUND ADJUSTED FOR PROPOSED MANAGEMENT FEE CHANGE               CONVERTIBLE FUND CURRENT MANAGEMENT
   ------------------------------------------------------------         ------------------------------------------------
       6/21/85                  Beginning                 9525          6/21/85                  Beginning         9525
       Sep-85                      -1.80%                9,354          Sep-85                      -1.80%        9,354
       Dec-85          1985         9.24%               10,218          Dec-85            1985       9.24%       10,218
       Mar-86                      13.69%               11,617          Mar-86                      13.69%       11,617
       Jun-86                       3.55%               12,029          Jun-86                       3.55%       12,029
       Sep-86                      -3.92%               11,557          Sep-86                      -3.92%       11,557
       Dec-86          1986         2.67%               11,866          Dec-86            1986       2.67%       11,866
       Mar-87                      10.07%               13,061          Mar-87                      10.07%       13,061
       Jun-87                      -0.12%               13,045          Jun-87                      -0.12%       13,045
       Sep-87                       2.88%               13,421          Sep-87                       2.88%       13,421
       Dec-87          1987       -15.54%               11,335          Dec-87            1987     -15.54%       11,335
       Mar-88                       6.28%               12,047          Mar-88                       6.28%       12,047
       Jun-88                       4.19%               12,552          Jun-88                       4.19%       12,552
       Sep-88                      -3.70%               12,088          Sep-88                      -3.70%       12,088
       Dec-88          1988        -0.38%               12,042          Dec-88            1988      -0.38%       12,042
       Mar-89                       4.28%               12,557          Mar-89                       4.28%       12,557
       Jun-89                       4.90%               13,172          Jun-89                       4.90%       13,172
       Sep-89                       7.65%               14,180          Sep-89                       7.65%       14,180
       Dec-89          1989        -1.67%               13,943          Dec-89            1989      -1.67%       13,943
       Mar-90                      -2.46%               13,600          Mar-90                      -2.46%       13,600
       Jun-90                       3.52%               14,079          Jun-90                       3.52%       14,079
       Sep-90                     -10.10%               12,657          Sep-90                     -10.10%       12,657
       Dec-90          1990         6.24%               13,447          Dec-90            1990       6.24%       13,447
       Mar-91                      15.67%               15,554          Mar-91                      15.67%       15,554
       Jun-91                      -0.12%               15,535          Jun-91                      -0.12%       15,535
       Sep-91                       6.99%               16,621          Sep-91                       6.99%       16,621
       Dec-91          1991        10.63%               18,388          Dec-91            1991      10.63%       18,388
       Mar-92                       0.38%               18,458          Mar-92                       0.38%       18,458
       Jun-92                      -2.09%               18,072          Jun-92                      -2.09%       18,072
       Sep-92                       3.84%               18,766          Sep-92                       3.84%       18,766
       Dec-92          1992         5.45%               19,789          Dec-92            1992       5.45%       19,789
       Mar-93                       5.46%               20,869          Mar-93                       5.46%       20,869
       Jun-93                       3.26%               21,550          Jun-93                       3.26%       21,550
       Sep-93                       5.24%               22,679          Sep-93                       5.24%       22,679
       Dec-93          1993         2.58%               23,264          Dec-93            1993       2.58%       23,264
       Mar-94                      -3.59%               22,429          Mar-94                      -3.59%       22,429
       Jun-94                      -4.19%               21,489          Jun-94                      -4.19%       21,489
       Sep-94                       3.98%               22,344          Sep-94                       3.98%       22,344
       Dec-94          1994        -3.21%               21,627          Dec-94            1994      -3.21%       21,627
       Mar-95                       5.68%               22,855          Mar-95                       5.68%       22,855
       Jun-95                       9.99%               25,139          Jun-95                       9.99%       25,139
       Sep-95                       6.57%               26,789          Sep-95                       6.57%       26,789
       Dec-95          1995         4.35%               27,955          Dec-95            1995       4.35%       27,955
       Mar-96                       5.27%               29,428          Mar-96                       5.27%       29,428
       Jun-96                       2.25%               30,090          Jun-96                       2.25%       30,090
       Sep-96                       0.57%               30,262          Sep-96                       0.57%       30,262
       Dec-96          1996         7.80%               32,622          Dec-96            1996       7.80%       32,622
       Mar-97                       2.08%               33,301          Mar-97                       2.08%       33,301
       Jun-97                      10.70%               36,863          Jun-97                      10.70%       36,863
       Sep-97                       6.45%               39,240          Sep-97                       6.45%       39,240
       Dec-97          1997         0.64%               39,490          Dec-97            1997       0.64%       39,490
       Mar-98                      10.84%               43,769          Mar-98                      10.84%       43,769
       Jun-98                       1.21%               44,300          Jun-98                       1.21%       44,300
       Sep-98                     -10.54%               39,633          Sep-98                     -10.54%       39,633
       Dec-98          1998        11.24%               44,086          Dec-98            1998      11.24%       44,086
       Mar-99                      -2.43%               43,015          Mar-99                      -2.43%       43,015
       Jun-99                       5.78%               45,501          Jun-99                       5.78%       45,501
       Sep-99                      -0.72%               45,174          Sep-99                      -0.72%       45,174
       Dec-99          1999        25.59%               56,733          Dec-99            1999      25.59%       56,733
       Mar-00                       4.67%               59,383          Mar-00                       4.71%       59,406


Similar information is not available for each of the other Funds, since they have not yet reached the first breakpoint under the current fee arrangement.

         COMPARATIVE FEES AND EXPENSE RATIOS. The trustees also considered and compared each Fund's advisory fees and total expense ratios to comparable mutual funds. The trustees determined that the proposed changes to the management fees, including the changes to the breakpoints, were reasonable considering the quality and scope of the services provided by CAM to the Funds, and that the fees remained competitive with the Funds' peers.

         CAM'S OPERATIONS. In support of fee increases for Convertible Fund, Growth and Income Fund, Market Neutral Fund and Growth Fund, the trustees considered various factors including the enhanced service options and investment opportunities that CAM has made available to shareholders and the importance of supporting quality, long-term service by CAM to help achieve solid investment performance.

         The trustees also noted that the market for talented investment personnel has become fiercely competitive in recent years as a result of the growth in the investment management industry. The board recognized that CAM must be able to attract and retain highly qualified portfolio managers and analysts. The board concluded that the proposed increase in the advisory fee arrangements is necessary to maintain the viability of the relationship between CAM and each Fund. The trustees believe that the increase in the advisory fee to be paid by each Fund will enable CAM to increase its investments in computer systems and professional and client servicing staff, which will enhance CAM's current portfolio management and research capabilities and improve shareholder services, thereby benefiting the Funds.

         The trustees also considered the indirect benefits that CAM might realize from its relationship to the Funds, including the use (for the Funds and for CAM's other clients) of investment research provided by brokers in return for brokerage commissions.

         OTHER FACTORS. Other factors considered by the board include: arrangements for distribution of the Funds' shares; the nature, cost and quality of non-investment management services provided by CAM; anticipated enhancements in the services to be provided by CAM to the Funds and the costs associated with providing such services; and other organizational information relating to CAM, its advisory personnel and its investment decision-making processes. In considering the services provided by CAM other than management of the Funds' PFPC portfolios, the board noted that CAM provides to the Funds certain shareholder servicing that many mutual funds pay other organizations to provide. The Funds' shareholders have benefited from expanded shareholder services and improved systems of trading and recordkeeping provided by CAM.

         During the review process, the committee and the board consulted with Bell, Boyd & Lloyd LLC, legal counsel to the Trust and the independent trustees.

CONCLUSION OF THE BOARD OF TRUSTEES

         After considering CAM's report to the board and the factors and information described above, the board of trustees concluded that the proposed Management Agreement is fair and reasonable. THE TRUSTEES, INCLUDING A MAJORITY OF THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE TRUST OR CAM, UNANIMOUSLY VOTED TO APPROVE THE PROPOSED MANAGEMENT AGREEMENT AND RECOMMEND THAT THE SHAREHOLDERS OF THE FUNDS VOTE FOR ITS APPROVAL.

INFORMATION ABOUT CAM

         CAM serves as the investment adviser for the Funds and for other separately managed advisory accounts. At May 31, 2000, CAM had approximately $5.2 billion under management, including the Funds.

         OTHER INVESTMENT COMPANIES ADVISED BY CAM. In addition to serving as investment adviser to the Trust, CAM is also investment adviser to Calamos Advisors Trust, an open-end management investment company with a single series -- Calamos Convertible Portfolio (the "Convertible Portfolio") and a sub-adviser to one series (Multi-Strategy Market Neutral Investments) of Consulting Group Capital Market Funds, an open-end management investment company. Shares of Convertible

Portfolio are currently sold only to certain life insurance company separate accounts to fund variable annuity and variable life insurance contracts, and certain pension plans. The following table shows the total net assets of Convertible Portfolio at May 31, 2000, and the current rates of CAM's compensation:


                                                                             Rate of Compensation Paid to CAM
    Name of Fund                                       Assets              (as a percentage of average net assets)
    ------------                                       ------              ---------------------------------------
    Calamos Convertible Portfolio                    $ 5,486,950                             0.75%
    Consulting Group Capital Markets Funds-
      Multi-Strategy Market Neutral Investments       32,000,000                             1.00%


     OWNERSHIP AND MANAGEMENT OF CAM. The following information relates to the ownership and management of CAM itself, not the Funds or their portfolios. Portfolio management decisions for the Funds are made by their portfolio managers, working with CAM's team of analysts. THERE ARE NO CHANGES IN THE FUNDS' PORTFOLIO MANAGERS.

     CAM is an Illinois corporation, whose principal offices are located at 1111 East Warrenville Road, Naperville, Illinois 60563-1493. John P. Calamos (90%) and Nick P. Calamos (10%) are the sole shareholders of CAM. Set forth below is the name and principal occupation of each executive officer and director of CAM:


Name                                                Principal Occupation
-----                                               --------------------
John P. Calamos                                     President and Director
Nick P. Calamos                                     Senior Vice President and Director
James S. Hamman, Jr.                                Senior Vice President and General Counsel
Rhowena Blank                                       Vice President, Operations
MaryAnn Bianchini                                   Senior Vice President
Fred Gifford                                        Senior Vice President


     Each of the persons above is an officer of the Trust, except Ms. Bianchini and Mr. Gifford. The address of each officer of CAM is 1111 East Warrenville Road, Naperville, Illinois 60563-1493.

     For the fiscal year ended March 31, 2000, each Fund paid the following aggregate brokerage commissions to Calamos Financial Services, Inc. ("CFS") whose sole shareholder and principal officer is John P. Calamos:


                       Fund                Aggregate Brokerage               Percentage of Aggregate
                       ----             Commissions  Paid to CFS           Brokerage Commissions Paid
                                        ------------------------           --------------------------
Convertible Fund
Growth and Income Fund
Market Neutral Fund
Growth Fund
Global Growth and Income Fund


                       Fund                            Aggregate Brokerage                 Percentage of Aggregate
                       ----                          Commissions Paid to CFS              Brokerage Commissions Paid
                                                     -----------------------              --------------------------
High Yield Fund




DESCRIPTION OF THE PROPOSED MANAGEMENT AGREEMENT

         The proposed Management Agreement is attached to this proxy statement as Exhibit A. The discussion here is only a summary and for more details you should refer to the proposed agreement.

         Under the proposed agreement, subject to the overall supervision and control of the board of trustees, CAM will have supervisory responsibility for the general management and investment of the Funds' assets, just as it does under the old agreements. CAM is authorized to make the decisions to buy and sell securities, options and futures contracts and other assets for the Funds, to place the Funds' portfolio transactions with broker-dealers, and to negotiate the terms of such transactions, including brokerage commissions, on behalf of the Funds. CAM is authorized to exercise discretion within the Funds' policy concerning allocation of portfolio brokerage, as permitted by law, including but not limited to Section 28(e) of the Securities Exchange Act of 1934, and in so doing shall not be required to make any reduction in its investment advisory fees. The proposed agreement also provides that CAM shall furnish to the Trust at CAM's own expense, office space and all necessary office facilities, equipment and personnel required to provide its services; and all expenses of placement of securities orders and related bookkeeping. These provisions are essentially unchanged from the current agreements.

         Like the current agreement, under the proposed agreement, each Fund is obligated to pay all of its expenses other than those paid by CAM as set forth above, including taxes and charges for auditing and legal services, custodian and transfer agent fees, expenses of shareholder and trustees meetings, registration, filing and other fees in connection with requirements of regulatory authorities, and the printing and mailing of reports to shareholders.

         The proposed agreement, like the current agreement, provides that no provision of the Agreement shall be deemed to protect CAM or any trustee or officer of the Trust against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the agreement.

         If approved by shareholders, the proposed agreement will be signed and become effective on August 1, 2000. It will continue in effect through August 1, 2001, and thereafter from year to year so long as its continuance as to each Fund is approved at least annually (i) by the board of trustees or by the holders of a "majority [of that Fund's] outstanding voting securities" as defined in the Investment Company Act of 1940; and (ii) by a majority of the members of the Trust's board of trustees who are not otherwise affiliated with the Trust or CAM, cast in person at a meeting called for that purpose. Any amendment to the proposed agreement must be approved in the same manner. The proposed agreement may be terminated as to a Fund without penalty by the vote of the board of trustees of the Trust or the shareholders of that Fund (by a majority as defined in the Investment Company Act) on sixty days' written notice to CAM or by CAM on sixty days' written notice to the Fund, and will terminate automatically in the event of its assignment.

         The fees payable by a Fund under the proposed agreement are the obligation only of that Fund and impose no liability on the other Funds.

DETAILS ABOUT THE CURRENT AGREEMENT

         CAM currently serves as investment adviser to the Funds under a Management Agreement dated July 5, 1988. The Management Agreement was approved by each Fund's initial shareholder before each began offering its shares to the public. The current agreement was continued by the board of trustees at a meeting held June 14, 2000.

VOTING

         The shareholders of all classes of each Fund will vote together on approval of the proposed Management Agreement. Approval of the proposed Management Agreement for a Fund requires the approval of the lesser of (a) 67 percent or more of the voting shares of that Fund present at the meeting, if the holders of more than 50 percent of the outstanding shares of that Fund are present or represented by proxy, or (b) more than 50 percent of the outstanding shares of that Fund.

         If the proposed agreement is not approved as to a Fund, that Fund will continue to operate under the current agreement. However, the board of trustees would consider whether any other action should be taken, which might include submission of another proposed agreement for approval by shareholders.

BOARD RECOMMENDATION

         THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING ALL OF THE TRUSTEES WHO ARE NOT AFFILIATED WITH CAM, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE FOR THE APPROVAL OF THE PROPOSED MANAGEMENT AGREEMENT BETWEEN THE TRUST AND CAM.


                                   PROPOSAL 3
                      RATIFICATION OF SELECTION OF AUDITORS

         The board of trustees recommends that shareholders ratify the board of trustees' selection of Ernst & Young LLP as independent public accountants for the Trust for the fiscal year ending March 31, 2001. Ernst & Young LLP has served as the Trust's auditors since 1985.

         For the year ended March 31, 2000, Ernst & Young LLP examined the financial statements of the Trust and provided consultation on financial accounting, reporting and tax matters. Representatives of Ernst & Young LLP will be present at the meeting and will have an opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions presented at the meeting.

         The shareholders of all classes of each Fund will vote together on ratification of the selection of auditors. Approval of the selection of auditors for a Fund requires the affirmative vote of a majority of the shares of the Fund represented at the meeting in person or by proxy, if a quorum is present.

BOARD RECOMMENDATION

         THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING ALL OF THE TRUSTEES WHO ARE NOT AFFILIATED WITH THE TRUST, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE FOR RATIFICATION OF THE SELECTION OF AUDITORS.


                        MORE INFORMATION ABOUT THE TRUST

ORGANIZATION AND MANAGEMENT OF THE TRUST

         THE TRUST. The Trust is a Massachusetts business trust organized on December 21, 1987. Prior to June 23, 1997 the name of the Trust was CFS Investment Trust. The Trust is an open-end management investment company, currently with six series: Convertible Fund, Growth and Income Fund, Market Neutral Fund, Growth Fund, Global Growth and Income Fund and High Yield Fund.

         The Trust is governed by a board of trustees, which is responsible for protecting the interests of the shareholders of the Funds. The trustees are experienced executives and professionals who meet at regular intervals to oversee the activities of the Trust and the Funds. A majority of the trustees are not otherwise affiliated with the Trust or CAM.

         OFFICERS OF THE TRUST. Each officer of the Trust serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees. The officers do not receive any compensation from the Trust. The business address of all officers of the Trust is 1111 East Warrenville Road, Naperville, Illinois 60563-1493. Set forth below is information about the officers of the Trust.




Name, Position(s) with Trust
and Age at March 31, 2000                     Principal Occupation(s) During Past Five Years
----------------------------                  ----------------------------------------------
John P. Calamos                               President, Calamos Asset Management, Inc. ("CAM"), an investment
   Trustee and President, 59                  adviser and the Funds' investment adviser; President, Calamos
                                              Financial Services, Inc. ("CFS"), a broker-dealer and the Funds'
                                              distributor.

Nick P. Calamos                               Managing Director and Senior Vice President, CAM and CFS.
   Trustee and Vice President, 38

Rhowena Blank                                 Vice President-Operations, CAM, since 1999;  Director of Operations,
   Treasurer, 31                              Christian Brothers Investment Services, 1998 - 1999; Audit Manager,
                                              Ernst & Young, LP, prior thereto.


Name, Position(s) with Trust
and Age at March 31, 2000                     Principal Occupation(s) During Past Five Years
----------------------------                  ----------------------------------------------
James S. Hamman, Jr.                          Senior Vice President and General Counsel, CAM, since 1998; Vice
   Secretary, 30                              President and Associate Counsel, Scudder Kemper Investments, Inc.
                                              (investment manager), 1996 - 1998; attorney, Vedder, Price, Kaufman &
                                              Kammholz, prior thereto.


         Nick Calamos is a nephew of John Calamos.

DISTRIBUTION OF SHARES OF THE FUNDS

         Shares of the Funds are distributed by Calamos Financial Services, Inc. ("CFS"), 1111 East Warrenville Road, Naperville, Illinois 60563-1493. The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 whereby each Fund pays to CFS fees accrued daily and paid monthly at annual rates aggregating .25% in the case of Class A shares, or 1.00% in the case of Class C shares, of the average daily net assets of the class. In return, CFS bears all expenses incurred in providing services to shareholders and potential investors, and in the distribution and promotion of each Fund's shares, including the printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, and other distribution related expenses. Amounts paid by a Fund pursuant to the Plan are not intended to finance distribution of the shares of the other Funds.

                       MORE INFORMATION ABOUT THE MEETING

         DATE OF MAILING. This proxy statement and enclosed proxy are first being mailed to shareholders on or about June 20, 2000.

         SHAREHOLDERS. At the record date, the Funds had the following numbers of shares outstanding:

                      Convertible Fund,             shares;
                      Growth and Income Fund,                shares;
                      Market Neutral Fund,              shares;
                      Growth Fund,            shares;
                      Global Growth and Income Fund,        shares; and
                      High Yield Fund,          shares.

         The only persons known to own beneficially (as determined in accordance with rule 13d-3 under the 1934 Act) 5% or more of the outstanding shares of any Fund at May 31, 2000 were:

CONVERTIBLE FUND

Name and Address          Number of Shares         Percent of Outstanding Shares
----------------          ----------------         -----------------------------

GROWTH AND INCOME FUND

Name and Address        Number of Shares        Percent of Outstanding Shares
----------------        ----------------        -----------------------------

MARKET NEUTRAL FUND

Name and Address        Number of Shares        Percent of Outstanding Shares
----------------        ----------------        -----------------------------

GROWTH FUND

Name and Address        Number of Shares        Percent of Outstanding Shares
----------------        ----------------        -----------------------------

GLOBAL GROWTH AND INCOME FUND

Name and Address        Number of Shares        Percent of Outstanding Shares
----------------        ----------------        -----------------------------

HIGH YIELD FUND

Name and Address        Number of Shares        Percent of Outstanding Shares
----------------        ----------------        -----------------------------


         At May 31, 2000 the trustees and officers of the Trust as a group owned beneficially shares of the Funds as follows


                                                                  Growth and               Market
                                           Convertible               Income                Neutral
                                           -----------               ------                -------
                                       Number   Percentage     Number  Percentage    Number   Percentage
                                         of        of            of        of          of         of
                                        Shares  Outstanding    Shares  Outstanding    Shares  Outstanding
                                        ------  -----------    ------  -----------    ------  -----------
John P. Calamos*
  Trustee and
  President
Nick P. Calamos*
  Trustee and Vice
  President
John P. Calamos and Nick P. Calamos,
  as trustees of the Calamos
  Financial Services, Inc. 401(k)
  Profit Sharing Plan and Trust
Richard J. Dowen
  Trustee                                    0                 1,436                      0
Robert Frost
  Trustee                                2,589                     0                      0
William A. Kaun
  Trustee                                1,372                                          746
Trustees and Officers
  as a group

                                                                    Global Growth
                                             Growth                   and Income                High Yield
                                             ------                   ----------               ----------
                                        Number  Percentage        Number  Percentage        Number   Percentage
                                          of        of              of        of              of        of
                                        Shares  Outstanding       Shares  Outstanding       Shares  Outstanding
                                        ------  -----------       ------  -----------       ------  -----------
John P. Calamos*
  Trustee and
  President
Nick P. Calamos*
  Trustee and Vice
  President
John P. Calamos and Nick P. Calamos,
  as trustees of the Calamos
  Financial Services, Inc. 401(k)
  Profit Sharing Plan and Trust
Richard J. Dowen
  Trustee                                   0                         0            0             0
Robert Frost
  Trustee                                   0                         0            0             0
William A. Kaun
  Trustee                                                         1,416
Trustees and Officers
  as a group

-------------------
*John P. Calamos and Nick P. Calamos are trustees of the Calamos Financial Services, Inc. 401(k) Profit Sharing Plan and Trust and Calamos Financial Services, Inc. 401(k) Employee Profit Sharing Plan and Trust. The shares owned beneficially by Messrs. John Calamos and Nick Calamos include the shares owned by the Calamos Financial Services, Inc. 401(k) Profit Sharing Plan and Trust and the Calamos Financial Services, Inc. 401(k) Employee Profit Sharing Plan and Trust. The shares shown as owned beneficially by Mr. John Calamos also include the ________ shares owned by Calamos Financial Services, Inc.

         HOW PROXIES WILL BE VOTED. All proxies solicited by the board of trustees that are properly executed and received prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares will be voted FOR all three proposals.

         HOW TO VOTE. Solicitation of proxies by personal interview, mail, telephone and electronic mail may be made by officers and trustees of the Trust and employees of CAM, none of whom will receive any additional compensation for such service, and third-party solicitation agents. All costs incurred in connection with the meeting (including the cost of solicitation of proxies) will be paid by CAM. The Trust has engaged PFPC to assist in the solicitation of proxies. It is anticipated that the cost of the proxy solicitation services provided by PFPC will be approximately $45,000.

         You may vote your shares by mail (by signing and returning the enclosed proxy card), by telephone, or over the Internet. The trustees have been advised by counsel that Massachusetts law and the Trust's Agreement and Declaration of Trust permit voting by shareholders in accordance with these procedures.

         Electronic voting. You may give your voting instructions via the Internet or by touchtone telephone by following the instructions set forth on the proxy card. PFPC will record your instructions, and within 72 hours, send you a letter or mailgram to confirm your vote. That letter will also provide you with instructions on how to proceed if the confirmation does not reflect your voting instructions correctly.

         Voting by Telephone. You may give your voting instructions over the
telephone by calling 1-800-                 . A representative of PFPC will
answer your call. When receiving your instructions by telephone, the PFPC representative is required to ask you for your full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), the number of shares of a Fund owned and to confirm that you have received the proxy statement in the mail. If the information you provide matches the information provided to PFPC by the Trust, then the representative will explain the process. PFPC is not permitted to recommend to you how to vote, other than to read any recommendation included in the proxy statement. PFPC will record your instructions and transmit them to the official tabulator and, within 72 hours, send you a letter or mailgram to confirm your vote. That letter will also ask you to call PFPC immediately if the confirmation does not reflect your instructions correctly.

         In addition, as the meeting date approaches, you may receive a call from a representative of CAM if the Trust has not yet received your vote. CAM may ask you for authority, by telephone or by electronically transmitted instructions to permit CAM to sign a proxy on your behalf. CAM will record all instructions it receives from shareholders by telephone or electronically, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth below. The trustees believe those procedures are reasonably designed to determine accurately the shareholder's identity and voting instructions.

         Voting by Mail. If you wish to participate in the meeting, but do not wish to give a proxy by telephone or via the Internet, you can complete, sign and mail the proxy card received with the proxy statement or attend the meeting in person. You can revoke any proxy, whether given in writing, by telephone or electronically, in accordance with the procedures outlined below under "Revoking a Proxy."

         REVOKING A PROXY. At any time before it has been voted, you may revoke your proxy by: (1) sending a letter saying that you are revoking your proxy to the Vice President and Secretary of Calamos Investment Trust at the Trust's offices located at 1111 East Warrenville Road, Naperville, Illinois 60563-1493;
(2) properly executing a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy and voting in person.

         QUORUM, VOTING AT THE MEETING AND ADJOURNMENT. A majority of the shares of each Fund entitled to vote present in person or represented by proxy constitutes a quorum for the transaction of business by that Fund at the meeting. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes will be treated as shares that are present at the meeting but have not been voted.

         If a quorum is not present in person or by proxy at the meeting, or if a quorum is present at the meeting but not enough votes to approve a proposal are received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any proposal for adjournment for a Fund will require the vote of a majority of the shares of that Fund represented at the meeting in person or by proxy. A vote may be taken on one of the proposals in this proxy statement before adjournment if a quorum is present and sufficient votes have been received for approval.


                                  OTHER MATTERS

         The board of trustees of the Trust knows of no other matters that are intended to be brought before the meeting. If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.


                              SHAREHOLDER PROPOSALS

         The Trust is not required, and does not intend, to hold annual meetings of shareholders. Therefore, no date can be given by which a proposal by a shareholder for consideration at such a meeting must be submitted. Any such proposal should be submitted in writing to the Secretary of the Trust at its principal offices at 1111 East Warrenville Road, Naperville, Illinois 60563-1493. Upon submitting a proposal, the shareholder shall provide the Trust with a written notice which includes the shareholder's name and address, the number of shares of each Fund that such shareholder holds of record or beneficially, the dates upon which such shares were acquired, and documentary support for a claim of beneficial ownership.

                                        By order of the Board of Trustees,

                                        James S. Hamman, Jr.
                                        Secretary

June    ,2000

                                                                       EXHIBIT A

                              MANAGEMENT AGREEMENT


     AGREEMENT made as of the       day of        2000, between CALAMOS ASSET
MANAGEMENT, INC., a corporation organized under the laws of the State of Illinois and having its principal office and place of business in Naperville, Illinois (the "Manager"), and CALAMOS INVESTMENT TRUST, a Massachusetts business trust having its principal office and place of business in Naperville, Illinois (the "Trust").

     WHEREAS, the Trust is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, the Manager is engaged principally in the business of rendering investment management services and is so registered under the Investment Advisers Act of 1940; and

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Trust now offers shares in seven series, Convertible Fund, Convertible Growth and Income Fund, Market Neutral Fund, Growth Fund, Global Convertible Fund, High Yield Fund and Global Convertible Technology Fund (such series (the "Initial Funds") together with all other series subsequently established by the Trust with respect to which the Trust desires to retain the Manager to render investment advisory services hereunder and the Manager is willing so to do, being herein collectively referred to as the "Funds");

     THEREFORE, it is agreed between the parties as follows:

     1.   APPOINTMENT OF MANAGER.

     (a) INITIAL FUNDS. The Trust appoints the Manager to act as manager and investment adviser to the Initial Funds for the period and on the terms herein set forth. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     (b) ADDITIONAL FUNDS. In the event that the Trust establishes one or more series of shares other than the Initial Funds with respect to which it desires to retain the Manager to render management and investment advisory services hereunder, it shall notify the Manager in writing, indicating the advisory fee which will be payable with respect to the additional series of shares. If the Manager is willing to render such services, it shall notify the Trust in writing, whereupon such series of shares shall become a Fund hereunder.

     2.   DUTIES OF MANAGER.

     The Manager, at its own expense, shall furnish the following services and facilities to the Trust:

     (a) INVESTMENT PROGRAM. The Manager will (i) furnish continuously an investment program of each Fund, (ii) determine (subject to the overall supervision and review of the Board of Trustees of the Trust (the "Trustees")) what investments shall be purchased, held, sold or exchanged by each Fund and what portion, if any, of the assets of each Fund shall be held uninvested, and (iii) make changes on behalf of the Trust in the investments of each Fund. The Manager will also manage, supervise and conduct the other affairs and business of the Trust and each Fund thereof and matters incidental thereto, subject always to the control of the Trustees and to the provisions of the Declaration of Trust and By-laws and the 1940 Act.

     (b) OFFICE SPACE AND FACILITIES. The Manager shall furnish the Trust office space in the offices of the Manager, or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities, and telephone service for managing the affairs and investments of the Trust. These services are exclusive of the necessary services and records of any dividend disbursing agent, transfer agent, registrar or custodian, and accounting and bookkeeping services to be provided by the custodian.

     (c) PERSONNEL. The Manager shall provide all necessary executive and clerical personnel for administering the affairs of the Trust and shall compensate the Trustees and all personnel and officers of the Trust if such persons are also employees of the Manager or its affiliates, except as provided in Paragraph 3(f) hereof.

     (d) PORTFOLIO TRANSACTIONS. The Manager shall place all orders for the purchase and sale of portfolio securities for the account of each Fund with brokers or dealers selected by the Manager, although the Trust will pay the actual brokerage commissions on portfolio transactions in accordance with Paragraph 3(c). In executing portfolio transactions and selecting brokers or dealers, the Manager will use its best efforts to seek on behalf of the Trust or any Fund thereof the best overall terms available for any transaction. The Manager shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Manager may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to any Fund and/or other accounts over which the Manager or an affiliate of the Manager exercises investment discretion. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available, Manager may consider sales of shares of Trust as a factor in the selection of broker-dealers to execute portfolio transaction for Trust. Manager (or an affiliate of Manager) may act as broker for Trust in connection with the purchase or sale of securities by or to Trust if and to the extent permitted by procedures adopted from time to time by the board of trustees of Trust. Such brokerage services are not within the scope of the duties of Manager under this agreement, and, within the limits permitted by law and the board of trustees of Trust, Manager (or an affiliate of Manager) may receive brokerage commissions, fees or other remuneration from Trust for such services in addition to its fee for services as Manager. Within the limits permitted by law Manager may receive compensation from Trust for other services performed by it for Trust which are not within the scope of the duties of Manager under this agreement. The Manager is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Manager determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

     3.   ALLOCATION OF EXPENSES.

     Except for the services and facilities to be provided by the Manager as set forth in Paragraph 2 above, the Trust assumes and shall pay all expenses for all other Trust operations and activities and shall reimburse the Manager for any such expenses incurred by the Manager. The expenses to be borne by the Trust shall include, without limitation:

     (a) the charges and expenses of any registrar, stock transfer or dividend disbursing agent, custodian, or depository appointed by the Trust for the safekeeping of its cash, portfolio securities and other property;

     (b)  the charges and expenses of auditors;

     (c) brokerage commissions for transactions in the portfolio securities of the Trust;

     (d) all taxes, including issuance and transfer taxes, and corporate fees payable by the Trust to Federal, state or other governmental agencies;

     (e) the cost of stock certificates (if any) representing shares of the Trust;

     (f) expenses involved in registering and maintaining registrations of the Trust and of its shares with the Securities and Exchange Commission and various states and other jurisdictions, including reimbursements of actual expenses incurred by the Manager in performing such functions for the Trust;

     (g) all expenses of shareholders' and Trustees' meetings, including meetings of committees and of preparing, printing and mailing proxy statements, quarterly reports, semi-annual reports, annual reports and other communications to shareholders;

     (h) all expenses of preparing and setting in type prospectuses, and expenses of printing and mailing the same to shareholders (but not expenses of printing and mailing of prospectuses and literature used for promotional purposes);

     (i) compensation and travel expenses of Trustees who are not "interested persons" within the meaning of the 1940 Act;

     (j) the expense of furnishing, or causing to be furnished, to each shareholder a statement of his account, including the expense of mailing;

     (k) charges and expenses of legal counsel in connection with matters relating to the Trust, including, without limitation, legal services rendered in connection with the Trust's corporate and financial structure and relations with its shareholders, issuance of Trust shares and registration and qualification of securities under Federal, state and other laws.

     (1) the expenses of attendance at professional meetings of organizations such as the Investment Company Institute, the No Load Mutual Fund Association, or Commerce Clearing House by the Trustees and officers of the Trust, and the membership or association dues of such organizations;

     (m) the cost and expense of maintaining the books and records of the Trust, including general ledger accounting;

     (n) the expense of obtaining and maintaining insurance including a fidelity bond as required by Section 17(g) of the 1940 Act;

     (o)  interest payable on Trust borrowings; and

     (p)  postage.

     4.   ADVISORY FEE.

     (a) For the services and facilities to be provided to each of the Funds by the Manager as provided in Paragraph 2 hereof, the Trust shall pay the Manager a monthly fee with respect to each of the Funds as soon as practical after the last day of each calendar month, which fee shall be paid at the rate set forth below based upon the Monthly Average Net Assets (as defined in subparagraph (c) below) of such Fund for such calendar month:

                              ADVISORY FEE SCHEDULE

          CONVERTIBLE FUND, GROWTH AND INCOME FUND AND MARKET NEUTRAL FUND



               Monthly Average Net Assets                                         Monthly Fee Rate
               --------------------------                                         ----------------
               Up to and including $500 million                                      1/12 of 0.75%

               Above $500 million up to and including $1 billion                     1/12 of 0.70%

               Above $1 billion                                                      1/12 of 0.65%

          GROWTH FUND

               Monthly Average Net Assets                                         Monthly Fee Rate
               --------------------------                                         ----------------

               Up to and including $500 million                                      1/12 of 1.00%

               Above $500 million up to and including $1 billion                     1/12 of 0.90%

               Above $1 billion                                                      1/12 of 0.80%

          GLOBAL GROWTH AND INCOME FUND

               Monthly Fee Rate
               ----------------

               1/12 of 1.00%

          HIGH YIELD FUND

               Monthly Fee Rate
               ----------------

               1/12 of 0.75%

          CALAMOS GLOBAL CONVERTIBLE TECHNOLOGY FUND

               Monthly Fee Rate
               ----------------

               1/12 of 1.00%


     (b) In the case of termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect and the fee shall be computed upon the average net assets of such Fund for the business days during which it is so in effect.

     (c) The "Monthly Average Net Assets" of any Fund of the Trust for any calendar month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Trustees in accordance with the Declaration of Trust of the Trust, as of the close of business on each day during such month that such Fund was open for business, by (ii) the number of such days.

     5.   EXPENSE LIMITATION.

     The Manager agrees that for any fiscal year of the Trust during which the total of all expenses of any series of the Trust (including investment advisory fees under this agreement, but excluding interest, portfolio brokerage commissions and expenses, taxes and extraordinary items) exceeds the lowest expense limitation imposed in any state in which that series of the Trust is then making sales of its shares or in which its shares are then qualified for sale, the Manager will reimburse that series of the Trust for such expenses not otherwise excluded from reimbursement by this Paragraph 5 to the extent that they exceed such expense limitation.

     6.   TRUST TRANSACTIONS.

     The Manager agrees that neither it nor any of its officers or directors will take any long or short position in the shares of the Trust; provided, however, that such prohibition:

     (a) shall not prevent the Manager from purchasing shares of the Trust if orders to purchase such shares are placed upon the receipt by the Manager of purchase orders for such shares and are not in excess of such purchase orders received by the Manager; and

     (b) shall not prevent the purchase of shares of the Trust by any of the persons above described for their account and for investment.

     7.   RELATIONS WITH TRUST.

     Subject to and in accordance with the Declaration of Trust and Bylaws of the Trust and the Articles of Incorporation and Bylaws of the Manager, respectively, it is understood that the Trustees, officers, agents and shareholders of the Trust are or may be interested in the Manager (or any successor thereof) as directors, officers, or otherwise, that directors, officers, agents and shareholders of the Manager are or may be interested in the Trust as Trustees, officers, shareholders or otherwise, and that the effect of any such adverse interests shall be governed by said Declaration of Trust, Articles of Incorporation and Bylaws.

     8.   LIABILITY OF MANAGER AND OFFICERS AND TRUSTEES OF THE TRUST.

     No provision of this Agreement shall be deemed to protect the Manager against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement. Nor shall any provision hereof be deemed to protect any Trustee or officer of the Trust against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith, gross negligence or reckless disregard of his obligations and duties. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise - the remainder of this Agreement shall not be affected thereby.

     9.   DURATION AND TERMINATION OF THIS AGREEMENT.

     (a) DURATION. This Agreement shall become effective with respect to the Initial Funds on July 31, 2000 and, with respect to any additional Fund, on the date of receipt by the Trust of notice from the Manager in accordance with Paragraph l(b) hereof that the Manager is willing to serve as Manager with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect until July 31, 2001 with respect to the Initial Funds and shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to any such Fund is approved at least annually (i) by either the Trustees or by vote of a majority of the outstanding voting shares (as defined in the 1940 Act) of such Fund, and
     (ii) in either event by the vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

          Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of any Fund shall be effective to continue this Agreement with respect to any such Fund notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund affected thereby, and (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

     (b) TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Trustees or by vote of a majority of the outstanding shares (as defined in the 1940 Act), or by the Manager on sixty (60) days' written notice to the other party.

     (c) AUTOMATIC TERMINATION. This Agreement shall automatically and immediately terminate in the event of its assignment.

     10.  NAME OF TRUST.

     It is understood that the name "Calamos", and any logo associated with that name, is the valuable property of Calamos Asset Management, Inc., and that the Trust has the right to include "Calamos" as a part of its name or the name of any Fund only so long as this Agreement shall continue. Upon termination of this Agreement the Trust shall forthwith cease to use the "Calamos" name and logo and shall take such action as is necessary to change the name of any Fund and to amend its Declaration of Trust to change the Trust's name.

     11.  PRIOR AGREEMENT SUPERSEDED.

     This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

     12.  SERVICES NOT EXCLUSIVE.

     The services of the Manager to the Trust hereunder are not to be deemed exclusive and the Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

     13.  LIMITATION OF LIABILITY.

     It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but shall bind only the assets and property of the Trust as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by the Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust as provided in its Declaration of Trust.

     IN WITNESS WHEREOF, this Management Agreement has been executed for the Manager and the Trust by their duly authorized officers, as of the date first set forth above.


                                   CALAMOS ASSET MANAGEMENT, INC.


                                   By:
                                      ----------------------------------
                                      John P. Calamos,
                                      President

Attest:


----------------------------------
James S. Hamman, Jr., Secretary



                                   CALAMOS INVESTMENT TRUST


                                   By:
                                      ----------------------------------
                                      John P. Calamos,
                                      President

Attest:


----------------------------------
James S. Hamman, Jr., Secretary

PROXY                        CALAMOS INVESTMENT TRUST                      PROXY

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
             FOR THE SPECIAL MEETING OF SHAREHOLDERS - JULY 25, 2000

The undersigned appoints ________________, _______________ and ______________,
or any of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the meeting of shareholders of CALAMOS INVESTMENT TRUST to be held on July 25, 2000 and at any adjournments thereof, as set forth below, and in their discretion upon any other business that may properly come before the meeting.

                                                     ____     Check here if you plan to attend the meeting.
                                                     ____     Check here for address change.
                                                              New Address:
                                                                          --------------------------------
                                                              --------------------------------------------
                                                              --------------------------------------------
All capitalized terms used in this proxy shall have           (Continued and to be signed on reverse side.)
the same meanings assigned to them in the Proxy
Statement.

--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT.

             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                    USING THE ENCLOSED POSTMARKED ENVELOPE.


     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL NOMINEES AND FOR THE OTHER PROPOSAL BELOW.

1.  Election of trustees-Nominees: John     FOR        WITHHOLD    FOR ALL
    P. Calamos, Nick P. Calamos, Richard    ALL           ALL      EXCEPT
    J. Dowen, Robert Frost, and William
    A. Kaun.                                -----       -----      ---------------------------------
                                                                   (Except Nominee(s) written above)


2.   To approve the proposed Management     CONVERTIBLE FUND                        GROWTH FUND
                                            ----------------                        -----------
    Agreement between Calamos Investment
    Trust and Calamos Asset Management,     FOR        AGAINST      ABSTAIN          FOR       AGAINST       ABSTAIN
    Inc.                                    -----       -----        -----          -----       -----         -----

                                            GROWTH AND INCOME FUND                  GLOBAL GROWTH AND INCOME FUND
                                            ----------------------                  -----------------------------

                                            FOR        AGAINST      ABSTAIN          FOR       AGAINST       ABSTAIN
                                            -----       -----        -----          -----       -----        -----

                                            MARKET NEUTRAL FUND                     HIGH YIELD FUND
                                            -------------------                     ---------------

                                            FOR        AGAINST      ABSTAIN          FOR       AGAINST       ABSTAIN
                                            -----       -----        -----          -----       -----        -----

3.  To ratify the selection of Ernst &      FOR        AGAINST      ABSTAIN
    Young LLP as independent public         -----       -----        -----
    accountants.


                                        This proxy will be voted as specified
                                        or, if no choice is specified, will be
                                        voted FOR the election of the nominees
                                        named and FOR proposal 2 and 3 specified herein.

                                        Please sign exactly as your name
                                        appears. If acting as attorney,
                                        executor, trustee, or in representative
                                        capacity, sign name and indicate title.

                                                 Dated: _________________, 2000

                     Signature(s)
                                 -----------------------------------------

                     -----------------------------------------------------
                     Please vote, sign, date and return this proxy card promptly using the enclosed envelope.